UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 2, 2025
T STAMP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41252	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3017 Bolling Way NE, Floor 2, Atlanta, Georgia 30305
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (404) 806-9906
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	IDAI	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, at a special meeting of stockholders held on November 18, 2024, the stockholders of T Stamp Inc. (the “Company”) approved a proposal to authorize the Company’s board of directors (the “Board”) to amend the Company’s Third Amended and Restated Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of all outstanding shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a ratio ranging from 1-for-5 to 1-for-50, with the actual split ratio and the split effective time to be determined by the Board in its discretion.

The Board has approved the Reverse Stock Split at a ratio of 1-for-15, and on December 13, 2024, the Company filed with the Delaware Secretary of State a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split. The Reverse Stock Split will become effective as of the opening of business on January 6, 2025 (the “Effective Time”), and the Company’s shares of Common Stock will begin trading on a split-adjusted basis on the Nasdaq Capital Market at the commencement of trading on January 6, 2025, under the Company’s existing trading symbol “IDAI”. The Company’s Common Stock has been assigned a new CUSIP number of 873048508 in connection with the Reverse Stock Split.

At the Effective Time, every 15 issued and outstanding shares of Common Stock will be converted into one share of Common Stock. The number of authorized shares of Common Stock and the par value of each share of Common Stock will remain unchanged. No fractional shares will be issued as a result of the reverse stock split, and any fractional shares that would otherwise have resulted from the reverse stock split will be rounded up.

For more information regarding the Reverse Stock Split, see the definitive proxy statement filed by the Company with the Securities and Exchange Commission on September 30, 2024 and Form 8-K filed on November 21, 2024 announcing the result of the stockholder vote, the relevant portions of which are incorporated herein by reference. The description of the Certificate of Amendment and the Reverse Stock Split in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 2, 2025, the Company issued a press release announcing the Reverse Stock Split. The press release is furnished as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation
99.1	Press Release, dated January 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T STAMP INC.

By:	/s/ Gareth Genner
Name: Gareth Genner
Title: Chief Executive Officer
Dated: January 2, 2025